SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 19, 1996


                             ISOLYSER COMPANY, INC.

               (Exact name of registrant as specified in charter)



     Georgia                           0-24866                 58-1746149
   (State or other                  (Commission               (IRS Employer
    jurisdiction of                  File Number)           (Identification No.)
    incorporation)



650 Engineering Drive, Norcross, Georgia                          30092
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number including area code     (770) 582-6363



(Former name or former address, if changed since last report)






479978.1

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EXPLANATORY  NOTE:  This  amendment to the Company's  Current Report on Form 8-K filed by Isolyser Company, Inc. with the Securities and Exchange Commission on December 20, 1996 is for purposes of adding to such Current Report a description of that certain First Amendment to the Shareholder Protection Rights Agreement dated as of October 14, 1997.

ITEM 5.  OTHER EVENTS.

         On December 19, 1996, the Board of Directors of Isolyser Company, Inc. (the "Registrant") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.001 per share (the "Common Shares"), of the Registrant. The dividend is payable on December 31, 1996 (the "Record Time") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Registrant one one-hundredth of a share of Participating Preferred Stock, no par value per share (the "Preferred Shares"), of the Registrant at a price of $60.00 per one one-hundredth of a Preferred Share (the "Exercise Price"), subject to adjustment. The description and terms of the Rights are set forth in a Shareholder Protection Rights Agreement between the Registrant and SunTrust Bank as Rights Agent (the "Rights Agent"). The Shareholder Protection Rights
Agreement was amended by the parties thereto (as amended, the "Rights Agreement") on October 14, 1997 pursuant to a First Amendment to the Shareholder Protection Rights Agreement (the "Amendment").

         Until the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or
(ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being called the "Separation Time"), the Rights will be evidenced by the Common Stock certificates with a copy of a summary of the rights attached thereto.

         The Rights Agreement provides that, until the Separation Time (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Separation Time (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Time upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Separation Time (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Time, even without such notation or a copy of a summary of rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Separation Time and such separate Rights Certificates alone will evidence the Rights.

479978.1

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         The Rights will not be  exercisable  until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on December 31, 2006, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Registrant into another corporation pursuant to an agreement entered into when there is no Acquiring Person (in any such case, the "Expiration Time").

         The Exercise Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of (i) a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, or (ii) a distribution of securities or assets in respect of, in lieu of or in exchange for Common Shares (excluding regular periodic cash dividends or dividends payable in Common Shares).

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable without the consent of the holders of such shares. Each Preferred Share will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share (other than dividends or distributions paid in Common Shares). In the event of liquidation, the holders of the Preferred Shares will be entitled to be paid an amount per share equal to the aggregate amount distributable upon such event to a holder of 100 shares of Common Stock (each as adjusted for any stock dividend, stock split or combination into a smaller number of shares). Each Preferred Share shall have 100 votes (as adjusted for any stock dividend, stock split or combination into a smaller number of shares) and shall vote as a class with the Common Shares voting on such matter. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Because of the nature of the Preferred Shares, dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, the Registrant shall take such action as shall be necessary to ensure and provide that each Right (other than Rights beneficially owned by the Acquiring Person, which Rights shall become void) shall constitute the right to purchase from the Registrant, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock or Preferred Shares having an aggregate Market Price (as defined in the Rights Agreement) equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Registrant may exchange all (but not less than all) of the then outstanding Rights (other than Rights owned by such person or group which will have become void) at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share, per Right, appropriately adjusted to reflect any stock split, stock dividend

479978.1
                                       -2-

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or similar  transaction  occurring  after the date of the  Separation  Time (the
"Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock or one one-hundredths of a Preferred Share equal to the Exchange Ratio.

         In the event (a "Flip-over Transaction or Event") that prior to the Expiration Time the Registrant enters into a transaction after the time when an Acquiring Person has become such in which, directly or indirectly, (i) the Registrant shall consolidate or merge or participate in a share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Registrant enters into any agreement with respect to any such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Registrant and any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (ii) the Registrant shall sell or otherwise transfer assets (A) aggregating more than 50% of the assets or (B) generating more than 50% of the operating income or cash flow of the Registrant to any Person if, at the time of the entry by the Registrant into an agreement with respect to such sale or transfer of assets, the Acquiring Person controls the Board of Directors of the Registrant, the Registrant will take such action as shall be necessary to ensure that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive, upon the exercise thereof at the then current Exercise Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have an aggregate Market Price equal to twice the Exercise Price of the Right for an amount in cash equal to the then current Exercise Price.

         If the Registrant elects not to issue certificates representing fractional shares upon exercise or redemption of Rights, the Registrant shall, in lieu thereof, in the sole discretion of the Board of Directors, either (i) evidence such fractional shares by depository receipts, or (ii) pay to the holder of such Rights an amount in cash equal to the same fraction of the Market Price of such share.

         The Registrant may at its option, at any time prior to the date (the "Flip-in Date") of public announcement by the Registrant that an Acquiring Person has become such (other than as a result of a Flip-over Transaction or Event), redeem all (but not less than all) of the then outstanding Rights at a price of $.001 per Right (the "Redemption Price"). Immediately upon any redemption of the Rights, without any further action and without notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held. Notwithstanding the foregoing, the Amendment provides that in the event that a majority of the Board of Directors of the Registrant is comprised of Persons (or their respective successors) elected by the shareholders of the Registrant who are not nominated by the Board of Directors in office immediately prior to such election (such persons, the "Unnominated Directors") and who were elected to the Board of Directors for the purpose of either facilitating a Transaction (as

479978.1
                                       -3-
defined in the Rights Agreement) with a Proxy Contestant (as defined in the Rights Agreement) or circumventing directly or indirectly the redemption provisions of the Rights Agreement, then (i) the Rights may not be redeemed for a period of 365 days following the effectiveness of such election if such redemption is reasonably likely to have the purpose or effect of facilitating such a Transaction with a Proxy Contestant and (ii) the Rights may not be redeemed following such 365 day period if such redemption is reasonably likely to have the purpose of facilitating such Transaction with a Proxy Contestant and during such 365 day period, the Registrant entered into any agreement, arrangement or understanding with a Proxy Contestant which is reasonably likely to have the purpose or effect of facilitating such Transaction with a Proxy Contestant.

         The Registrant and the Rights Agent may from time to time supplement or amend the Rights Agreement without the approval of any holders of Rights (i) prior to the Flip-in Date, in any respect and (ii) after the close of business on the Flip-in Date, to make any changes that the Registrant may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained therein which may be inconsistent with any other provisions therein or otherwise defective. Notwithstanding the foregoing, the Amendment provides that in the event that a majority of the Board of Directors of the Registrant is comprised of Unnominated Directors who were elected to the Board of Directors for the purpose of either facilitating a Transaction with a Proxy Contestant or circumventing directly or indirectly the amendment or redemption provisions of the Rights Agreement, then (i) for a period of 365 days following the effectiveness of such action, the Rights Agreement shall not be amended or supplemented, and the Board of Directors may not approve any action taken to exclude a Person from the definition of "Acquiring Person" contained in the Rights Agreement, in any manner reasonably likely to have the purpose or effect of facilitating a Transaction with a Proxy Contestant and (ii) no such amendments, supplements or approvals may be made following such 365 day period if (x) such amendment, supplement or approval is reasonably likely to have the purpose or effect of facilitating a Transaction with a Proxy Contestant and (y) during such 365 day period, the Registrant enters into any agreement, arrangement or understanding with such Proxy Contestant which is reasonably likely to have the purpose or effect of facilitating such a Transaction with such Proxy Contestant.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Registrant, including, without limitation, the right to vote or to receive dividends.

         The Rights will have substantial anti-takeover effects, but do not prevent a takeover of the Registrant. The Rights may cause substantial dilution to a person or group that acquires 15% or more of the outstanding shares of Common Stock unless (i) the Rights are first redeemed by the Registrant or (ii) the acquisition is approved by the Board of Directors. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Registrant and its shareholders because the Rights can be redeemed on or prior to the Flip-in Date or rendered unexercisable by Board approval of the transaction.

479978.1
                                       -4-

         Concurrently with approving the Rights Agreement, the Board of Directors of the Registrant also amended the shareholder notice procedures of its Bylaws to increase from between 30 and 50 days to between 60 and 90 days the window period within which shareholders must give notice to make nominations for candidates for election as directors or bring other business before shareholder meetings of the Registrant (except to the extent such matters are governed by Rule 14a-8 under the Securities Exchange Act of 1934), and requiring the approval of at least a majority of the Registrant's outstanding shares for shareholders to call a special meeting of shareholders of the Registrant. The purpose of the provisions is to ensure that the Board of Directors has a meaningful opportunity to consider the qualifications of proposed nominees or the advisability of other proposed business and, where appropriate in the discretion of the Board of Directors, inform shareholders about such qualifications of nominees or advisability of other business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Bylaws do not give the Board of Directors power to disapprove shareholder nominations or proposals properly proffered, the Bylaws may have the effect of precluding or delaying a contest for the election of directors or the consideration of other proposed business and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal.

         The Amendment addresses the Registrant's vulnerability to takeover by an Acquiring Person through a proxy contest by providing generally that, in the event a majority of the members of the Board are not Board approved nominees, the Rights Agreement may not be amended and the Rights may not be redeemed by the Board for a period of one year (and longer in the event of certain self-dealing transactions during the first year after the director elections) following the election of the replacement directors if such amendment or redemption is likely to have the purpose or effect of facilitating a business combination with the proxy contestant. The purpose of this provision is to add an additional layer of protection preventing a proposed acquiring person (namely, the Proxy Contestant) from circumventing the Rights Agreement by obtaining control of the Board through a proxy solicitation in advance of becoming an Acquiring Person and thereafter amend the Rights Agreement or redeem the Rights. The Amendment does not interfere with the shareholders' ability to replace the Board of Directors. The provision only limits the power of a new Board in those situations where an Acquiring Person is attempting to use a proxy solicitation to evade the protections afforded by the Rights Agreement. The replacement Board members, even with this provision, retain the ability to review and act upon competing acquisition proposals. The replacement Board could also effect an acquisition transaction with an Acquiring Person if prepared to wait 365 days.

         The description of the Rights contained herein is qualified in its entirety by reference to the Shareholder Protection Rights Agreement, dated as of December 20, 1996, by and among the Registrant and the Rights Agent, attached to the Registrant's Form 8-K dated December 19, 1996 as Exhibit 4.1 and incorporated herein by reference, as amended by the First Amendment to the Shareholder Protection Rights Agreement, dated as of October 14, 1997 attached hereto as Exhibit 4.2 and incorporated herein by reference. In addition, the Registrant hereby incorporates by reference herein the amendment to the Registrant's Bylaws

479978.1
                                       -5-
attached to the Registrant's Form 8-K dated December 19, 1996 as Exhibit 3.1, the Press Release attached to the Registrant's Form 8-K dated December 19, 1996 as Exhibit 20.1 and the Press Release attached hereto as Exhibit 20.2.

479978.1
                                       -6-

ITEM 7.  EXHIBITS.

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

3.1*                Second  Amendment  of the  Amended  and  Restated  Bylaws of
                    Registrant.

4.1*                Shareholder   Protection  Rights  Agreement,   dated  as  of
                    December 20, 1996 between Registrant and Rights Agent.

4.2 First Amendment to Shareholder Protection Rights Agreement, dated as of October 14, 1997 between Registrant and Rights Agent.

20.1*               Press Release.

20.2                Press Release.


------------------------------
         *Incorporated herein by reference to the Exhibit with the same number contained in the Registrant's Current Report on Form 8-K filed December 20, 1996.


479978.1
                                       -7-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ISOLYSER COMPANY, INC.



Date:  October 14, 1997                  By:  /s/ Peter A. Schmitt
                                              ---------------------------
                                                  Peter A. Schmitt
                                                  Vice President and
                                                  Chief Financial Officer





479978.1
                                       -8-

                                  EXHIBIT INDEX



EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

3.1*           Second Amendment of the Amended and Restated Bylaws of
               Registrant.

4.1* Rights Agreement, dated as of December 20, 1996 between Registrant and Rights Agent.

4.2 First Amendment to Shareholder Protection Rights Agreement, dated as of October 14, 1997 between Registrant and Rights Agent.

20.1*          Press Release.

20.2           Press Release.


------------------------
         *Incorporated herein by reference to the Exhibit with the same number contained in the Registrant's Current Report on Form 8-K filed December 20, 1996.


479978.1